Exhibit 10.2
VIASAT, INC.
1996 EQUITY PARTICIPATION PLAN
STOCK OPTION GRANT NOTICE AND
STOCK OPTION AGREEMENT
     ViaSat, Inc. (the “Company”), pursuant to the 1996 Equity Participation Plan of ViaSat, Inc. (as amended from time to time, the “Plan”), hereby grants to the holder listed below (“Optionee”), an option to purchase the number of shares of the Company’s Common Stock set forth below (the “Option”). This Option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement attached hereto as Exhibit A (the “Stock Option Agreement”) and the Plan, each of which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Stock Option Agreement.
Optionee:
Grant Date:
Vesting Commencement Date:
Exercise Price per Share:                     $
Total Number of Shares
Subject to Option:
Expiration Date:

Type of Option:	☐ Incentive Stock Option	☐ Non-Qualified Stock Option

Vesting Schedule:

     By his or her signature and the Company’s signature below, Optionee agrees to be bound by the terms and conditions of the Plan, the Stock Option Agreement and this Grant Notice. Optionee has reviewed the Stock Option Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Stock Option Agreement and the Plan. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or the Option.

VIASAT, INC.		OPTIONEE:

By:		By:

Print Name:		Print Name:

Title:

Address:	6155 El Camino Real	Address:

Carlsbad, CA 92009

EXHIBIT A
STOCK OPTION AGREEMENT
     Pursuant to the Stock Option Grant Notice (“Grant Notice”) to which this Stock Option Agreement (this “Agreement”) is attached, the Company has granted to Optionee an option under the Plan to purchase the number of shares of Common Stock indicated in the Grant Notice.
ARTICLE I
GENERAL
     1.1 Defined Terms. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice. If Optionee is an Independent Director, the term “Committee” as used in the Grant Notice and this Agreement shall instead be deemed to refer to the Board.
     1.2 Incorporation of Terms of Plan. The Option is subject to the terms and conditions of the Plan, which are incorporated herein by reference.
ARTICLE II
GRANT OF OPTION
     2.1 Grant of Option. In consideration of Optionee’s past and/or continued employment with or service to the Company or a Subsidiary and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice (the “Grant Date”), the Company irrevocably grants to Optionee the Option to purchase any part or all of an aggregate of the number of shares of Common Stock set forth in the Grant Notice, upon the terms and conditions set forth in the Plan, the Grant Notice and this Agreement. Unless designated as a Non-Qualified Stock Option in the Grant Notice, the Option shall be an Incentive Stock Option to the maximum extent permitted by law.
     2.2 Exercise Price. The exercise price of the shares of Common Stock subject to the Option shall be as set forth in the Grant Notice, without commission or other charge; provided, however, that if this Option is designated as an Incentive Stock Option, the price per share of the shares subject to the Option shall not be less than the greater of (i) 100% of the Fair Market Value of a share of Common Stock on the Grant Date, or (ii) 110% of the Fair Market Value of a share of Common Stock on the Grant Date in the case of an Optionee then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any “subsidiary corporation” of the Company or any “parent corporation” of the Company (each within the meaning of Section 424 of the Code).

ARTICLE III
PERIOD OF EXERCISABILITY
     3.1 Commencement of Exercisability.
          (a) Subject to Sections 3.2, 3.3 and 5.6, the Option shall become vested and exercisable in such amounts and at such times as are set forth in the Grant Notice.
          (b) No portion of the Option which has not become vested and exercisable at the date of Optionee’s Termination of Service shall thereafter become vested and exercisable, except as may be otherwise provided by the Committee or as set forth in a written agreement between the Company and Optionee.
     3.2 Duration of Exercisability. The installments provided for in the vesting schedule set forth in the Grant Notice are cumulative. Each such installment which becomes vested and exercisable pursuant to the vesting schedule set forth in the Grant Notice shall remain vested and exercisable until it becomes unexercisable under Section 3.3.
     3.3 Expiration of Option. The Option may not be exercised to any extent by anyone after the first to occur of the following events:
          (a) The expiration of six years from the Grant Date;
          (b) If this Option is designated as an Incentive Stock Option and Optionee owned (within the meaning of Section 424(d) of the Code), at the time the Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or any “subsidiary corporation” of the Company or “parent corporation” of the Company (each within the meaning of Section 424 of the Code), the expiration of five years from the date the Option was granted; or
          (c) The expiration of three months following the date of Optionee’s Termination of Service (as defined below), unless such termination occurs by reason of Optionee’s death, disability (as such term is defined in Section 22(e)(3) of the Code) (“Disability”) or discharge for Cause (as defined below), unless Optionee dies within said three-month period;
          (d) The expiration of one year following the date of Optionee’s Termination of Service by reason of Optionee’s death or Disability; or
          (e) The date of Optionee’s Termination of Service as a result of Optionee’s discharge for Cause.
     Optionee acknowledges that an Incentive Stock Option exercised more than three months after Optionee’s termination of status as an Employee, other than by reason of death or Disability, will be taxed as a Non-Qualified Stock Option.
     For purposes of this Agreement, “Termination of Service” means the last to occur of Optionee’s Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable. Optionee shall not be deemed to have a Termination of Service merely because of a change in the capacity in which Optionee renders service to the Company or any Subsidiary (i.e., Optionee is an Employee and becomes a consultant) or a change in the entity for which Optionee renders such service (i.e., an Employee of the Company becomes an Employee of a Subsidiary), unless following such change in capacity or service Optionee is no longer serving as an Employee, Director or consultant of the Company or any Subsidiary.
     For purposes of this Agreement, “Cause,” unless otherwise defined in an employment or services agreement between Optionee and the Company or any Subsidiary, shall mean Optionee’s substantial failure to perform duties as an Employee, Director or consultant, dishonesty, fraud, gross negligence or misconduct against the Company or any Subsidiary or affiliate, unauthorized use or disclosure of confidential information or trade secrets of the Company or any Subsidiary or affiliate, or conviction of, or plea of nolo contendere to, a crime punishable by law (except misdemeanor violations), in each case as determined by the Committee, and its determination shall be final and binding.
     3.4 Special Tax Consequences. Optionee acknowledges that, to the extent that the aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Common Stock with respect to which Incentive Stock Options, including the Option, are first exercisable for the first time by Optionee in any calendar year exceeds $100,000 (or such other limitation as imposed by Section 422(d) of the Code), the Option and such other options shall be treated as not qualifying under Section 422 of the Code but rather shall be considered Non-Qualified Stock Options. Optionee further acknowledges that the rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted.
ARTICLE IV
EXERCISE OF OPTION
     4.1 Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3; provided, however, that each partial exercise shall be for not less than one share of Common Stock and shall be for whole shares only.
     4.2 Manner of Exercise. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company Secretary (or any third party administrator or other person or entity designated by the Company) of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 3.3:
          (a) An Exercise Notice in writing signed by Optionee or any other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice in such form as is prescribed by the Committee and complying with all applicable rules established by the Committee; and
          (b) Subject to Section 5.2(d) of the Plan:
               (i) Full payment (in cash or by check) for the shares with respect to which the Option or portion thereof is exercised; or
               (ii) With the consent of the Committee, by delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable on such terms and conditions as may be approved by the Committee. The Committee may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

               (iii) With the consent of the Committee, by delivery of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; or
               (iv) With the consent of the Committee such payment may be made, in whole or in part, through the delivery of shares of Common Stock owned by Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; or
               (v) Through the delivery of a notice that Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided, that payment of such proceeds is made to the Company upon settlement of such sale; or
               (vi) Subject to any applicable laws, any combination of the consideration provided in the foregoing paragraphs (i), (ii), (iii), (iv) and (v); and
          (c) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended (the “Securities Act”), and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, take whatever additional actions it deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations; and
          (d) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which may be in the form of consideration permitted under Section 4.2(b), subject to Section 10.5 of the Plan; and
          (e) In the event the Option or portion thereof shall be exercised by any person or persons other than Optionee, appropriate proof of the right of such person or persons to exercise the Option.
     4.3 Rights as Stockholder; Issuance of Shares. Neither Optionee nor any person claiming under or through Optionee shall be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares have been issued by the Company or book entries evidencing such shares have been made by the Company. The issuance of shares of Common Stock pursuant to exercise of the Option is subject to the conditions set forth in Section 5.3 of the Plan.
ARTICLE V
OTHER PROVISIONS
     5.1 Option Not Transferable.
          (a) The Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until the shares underlying the Option have been issued, and all restrictions applicable to such shares have lapsed. Neither the Option nor any interest or right therein shall be liable for the debts, contracts or engagements of Optionee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.
          (b) During the lifetime of Optionee, only Optionee may exercise the Option or any portion thereof, unless it has been disposed of pursuant to a QDRO. After the death of Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by Optionee’s personal representative or by any person empowered to do so under the deceased Optionee’s will or under the then applicable laws of descent and distribution.
     5.2 Restrictive Legends and Stop-Transfer Orders.
          (a) Shares issued upon the exercise of the Option shall be issued to Optionee, at the sole discretion of the Committee, in either (a) uncertificated form, with the shares recorded in the name of Optionee in the books and records of the Company’s transfer agent with appropriate notations regarding any restrictions imposed pursuant to this Agreement, or (b) certificate form. The share certificate or certificates or book entry evidencing the shares of Common Stock purchased hereunder shall be endorsed with any legends that may be required by state or federal securities laws.
          (b) Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
          (c) The Company shall not be required: (i) to transfer on its books any shares of Common Stock that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such shares of Common Stock or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.
     5.3 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the address given beneath the signature of the Company’s authorized officer on the Grant Notice, and any notice to be given to Optionee shall be addressed to Optionee at the address given beneath Optionee’s signature on the Grant Notice. By a notice given pursuant to this Section 5.3, either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to Optionee shall, if Optionee is then deceased, be given to the person entitled to exercise his or her Option pursuant to Section 5.1(b) by written notice under this Section 5.3. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.
     5.4 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
     5.5 Governing Law; Severability. This Agreement shall be administered, interpreted and enforced under the laws of the State of California, without regard to the conflicts of law principles thereof. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.
     5.6 Conformity to Securities Laws. Optionee acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange

Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
     5.7 Amendments. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by Optionee or such other person as may be permitted to exercise the Option pursuant to Section 5.1(b) and by a duly authorized representative of the Company.
     5.8 No Employment Rights. If Optionee is an Employee, nothing in the Plan or this Agreement shall confer upon Optionee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are expressly reserved, to discharge Optionee at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company and Optionee.
     5.9 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.
     5.10 Notification of Disposition. If this Option is designated as an Incentive Stock Option, Optionee shall give prompt notice to the Company of any disposition or other transfer of any shares of Common Stock acquired under this Agreement if such disposition or transfer is made (a) within two years from the Grant Date with respect to such shares or (b) within one year after the transfer of such shares to him. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by Optionee in such disposition or other transfer.
     5.11 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Optionee is subject to Section 16 of the Exchange Act, the Plan, the Option and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
     5.12 Entire Agreement. The Plan, the Grant Notice and this Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.